Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of July 16, 2010, is made by and among SUPERIOR WELL SERVICES, INC., a Delaware corporation (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), LENDERS (as hereinafter defined), KEYBANK NATIONAL ASSOCIATION and ROYAL BANK OF CANADA, each in its capacity as Co-Documentation Agent and CITIZENS BANK OF PENNSYLVANIA, in its capacity as Administrative Agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).
     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of September 30, 2008, as amended by that certain First Amendment to Credit Agreement dated September 23, 2009, as amended by that certain Second Amendment to Credit Agreement dated December 18, 2009 (the “Credit Agreement”), pursuant to which the Lenders provided a $250,000,000 revolving credit facility to the Borrower, which amount has been reduced pursuant to such First and Second Amendments to Credit Agreement to $75,000,000 and may be further reduced to $50,000,000 pursuant to the terms of such Second Amendment;
     WHEREAS, the Borrower desires to amend the Credit Agreement to modify certain covenants, temporarily increase the commitment by $15,000,000 to $90,000,000 and make certain other changes as set forth in detail below; and
     WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions.
     Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments to Credit Agreement.
     (a) Title Page and Introductory Paragraph. The reference to “$100,000,000, which amount may be further reduced to $50,000,000.” contained on the title page to the Credit Agreement and in the second introductory paragraph of the Credit Agreement (which paragraph is immediately prior to Article 1 of the Credit Agreement) shall be amended and replaced with “$75,000,000, which amount shall be temporarily increased to $90,000,000 and which amount may be further reduced to $50,000,000.”

     (b) Section 1.1 (Certain Definitions).
          (i) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert therein, in alphabetical order, the following new definitions:
     “Third Amendment shall mean that certain Third Amendment to Credit Agreement, dated as of July 16, 2010, among the Borrower, the Guarantors, the Lenders and the Administrative Agent.”
     “Third Amendment Effective Date shall mean the effective date of the Third Amendment, which date is July 16, 2010.”
     (c) Article 2 [Revolving Credit and Swing Loan Facilities] of the Credit Agreement is hereby amended as follows:
     The dollar amount of the Letter of Credit Sublimit contained in Section 2.9(a) [Issuance of Letters of Credit] of the Credit Agreement is hereby reduced from “$25,000,000” to “$12,500,000.”
     (d) The last sentence of Section 2.10(b) [Mandatory Reduction] is hereby amended and restated as follows:
     “Commitment Fees shall be accrued from and based upon the revised Revolving Credit Commitments from each of the Third Amendment Effective Date, December 31, 2010, the Initial SWSI Sale Reduction Event and the Subsequent SWSI Sale Reduction Event, as appropriate.”
     (e) The following new Section 2.11 [Temporary Increase in Revolving Credit Commitments] is hereby inserted into the Credit Agreement in numerical order:
          “2.11 Temporary Increase in Revolving Credit Commitments.
          (a) Increasing Lenders and New Lenders. On the Third Amendment Effective Date until December 31, 2010 (the “Temporary Increase Period”), the Revolving Credit Commitments shall be temporarily increased by $15,000,000. No Lender shall be obligated to increase its Revolving Credit Commitment, but to the extent that such Lender desires to temporarily increase its Revolving Credit Commitment, such increase shall be set forth on Schedule 1.1(B) under the column titled “Amount of Commitment for Revolving Credit Loans during the Temporary Increase Period.” On December 31, 2010, any and all such temporary increases in Revolving Credit Commitments shall expire and the Revolving Credit Commitments of each Lender shall be returned to the Revolving Credit Commitment levels of such Lender in effect immediately prior to the Temporary Increase Period or such lesser amounts, as applicable, after giving effect to the Initial SWSI Sale Reduction Event and/or the Subsequent SWSI Sale Reduction Event in the event that such Initial SWSI Sale Reduction Event and/or the Subsequent SWSI Sale Reduction Event occur during the Temporary Increase Period.

          (b) Treatment of Outstanding Loans and Letters of Credit.
               (1) Repayment of Outstanding Loans; Borrowing of New Loans. On the Third Amendment Effective Date and again on December 31, 2010, the Borrower shall repay all Loans then outstanding, subject to the Borrower’s indemnity obligations under Section 5.10 [Indemnity] and any all such Loans then outstanding shall be deemed to have been paid in full on such date; provided that it may borrow new Loans with a Borrowing Date on such date and absent writing instructions to the Administrative Agent to the contrary, it shall be deemed to have borrowed such new Loans on such date. Each of the Lenders shall participate in any new Loans made on or after such date in accordance with their respective Ratable Shares after giving effect to the temporary increase and subsequent reversion in Revolving Credit Commitments contemplated by this Section 2.11.
               (2) Outstanding Letters of Credit. Repayment of Outstanding Loans; Borrowing of New Loans. On the Third Amendment Effective Date and again on December 31, 2010, each Increasing Lender and each New Lender (A) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letter of Credit and the participation of each other Lender in such Letter of Credit shall be adjusted accordingly and (B) will acquire, (and will pay to the Administrative Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances.”
     (f) Section 8.2(q) [Minimum Quarterly EBITDA] of the Credit Agreement is hereby amended and restated as follows:
     “(q) Minimum Quarterly EBITDA. The Loan Parties shall not permit Consolidated EBITDA, calculated as of the end of each fiscal quarter for the fiscal quarter then ended, to be less than the amount set forth below:

Period Ending	Minimum EBITDA
June 30, 2010	$6,000,000

September 30, 2010	$7,500,000

December 31, 2010	$10,000,000	”
     (g) Section 8.2(r) [Maximum Capital Expenditures] of the Credit Agreement is hereby amended and restated as follows:
     “(r) Maximum Capital Expenditures. Commencing with the fiscal quarter ending as of June 30, 2010 through the fiscal quarter ending as of March 31, 2011, each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal quarter in an aggregate amount for all Loan Parties in excess of $10,000,000 per such fiscal quarter.”

     (h) The List of Schedules and Exhibits to the Credit Agreement shall be amended as follows:
     (i) Commitments of Lender and Addresses for Notices. Part 1 of Schedule 1.1 (B) — Commitments of Lenders and Addresses for Notices of the Credit Agreement is hereby amended and restated in its entirety as set forth on the schedule titled as Schedule 1.1 (B) — Commitments of Lenders and Addresses for Notices attached hereto.
     (ii) Quarterly Compliance Certificate. Exhibit 8.3(c) — Quarterly Compliance Certificate of the Credit Agreement is hereby amended and restated in its entirety as set forth on the schedule titled as Exhibit 8.3(c) — Quarterly Compliance Certificate attached hereto.
     3. Conditions of Effectiveness of Amendments and Consent.
     The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:
     (a) Execution and Delivery of Amendment. The Borrower, the other Loan Parties, the Required Lenders, and the Administrative Agent shall have received approval to execute and shall have executed this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Administrative Agent.
     (b) Officer’s Certificate. The representations and warranties of the Borrower contained in Section 6 of the Credit Agreement and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist after giving effect to this Amendment; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer of the Borrower to each such effect.
     (c) Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:
               (1) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;
               (2) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan

Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and
               (3) copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and, in the case of the certificate of incorporation of the Borrower, certified by the appropriate state official where such document is filed in a state office, together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.
     (d) Payment of Fees. The Borrower has paid, or caused to be paid, all fees, costs and expenses payable to the Administrative Agent or for which the Administrative Agent is entitled to be reimbursed, including but not limited to (i) the reasonable fees and expenses of the Administrative Agent’s legal counsel, (ii) a closing fee payable to each Lender that executes this Amendment on or before the Third Amendment Effective Date equal to ten (10) basis points of such Lender’s Revolving Credit Commitment as in effect immediately prior to the Third Amendment Effective Date and (iii) an up front fee to each Lender that temporarily increases its Revolving Credit Commitment on the Third Amendment Effective Date equal to 100 basis points of such Lender’s final allocated increase in Revolving Credit Commitment.
     (e) No Actions or Proceedings. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.
     (f) Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents shall have been obtained.
     (g) Confirmation of Guaranty. Each of the Guarantors confirms that they have read and understand the Amendment. In order to induce the Lenders, the Administrative Agent to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document.
     (h) Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.
     4. Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement, the other Loan Documents and this Amendment shall be true and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Event of Default shall exist and be continuing under the Credit Agreement or under any other material contract, as of the date hereof after giving effect to this Amendment.
     5. Authority.
          As a material inducement to the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:
          (i) such Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction under which each is organized and the organizational documents have not changed since the First Amendment Effective Date;
          (ii) such Loan Party has all the power and authority to execute, deliver and perform this Amendment;
          (iii) the consummation of the transactions herein contemplated and the performance or observance of such Loan Party’s obligations under the Loan Documents, this Amendment and the transactions required or contemplated herein to which such Loan Party is a party:
     (A) have been duly authorized by all necessary action on the part of such Loan Party;
     (B) will not conflict with or result in a breach of or default under any injunction, or decree of any court or governmental instrumentality, or any forbearance agreement or instrument to which of such Loan Party is now a party or is subject; and
     (C) will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of the Loan Parties pursuant to the terms of any such forbearance agreement or instrument.
     6. Force and Effect.
     Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
     7. Governing Law.
     This Amendment shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.
     8. Effective Date; Certification of the Borrower.
     This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction or written waiver of all conditions set forth in Section 3 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Borrower and all Lenders, and from and after such date this Amendment shall be binding upon the Borrower, each Lender and the Administrative Agent, and their respective successors and assigns permitted by the Credit Agreement. The Borrower by executing this Amendment, hereby certifies that this Amendment has been duly executed and that as of the date hereof no Event of Default or Potential Default exists under the Credit Agreement or the other Loan Documents.
     9. No Novation.
          This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement or any other Loan Document.
[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 3
OF THE THIRD AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER: SUPERIOR WELL SERVICES, INC.
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

GUARANTORS: SUPERIOR GP, L.L.C. By: Superior Well Services, Inc., its sole member
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

SUPERIOR WELL SERVICES, LTD. By: Superior GP, L.L.C., its general partner By: Superior Well Services, Inc., its sole member
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

SWSI FLUIDS, LLC By: Superior Well Services, Inc., its sole member
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

[SIGNATURE PAGE 2 OF 3
OF THE THIRD AMENDMENT TO CREDIT AGREEMENT]

LENDERS: CITIZENS BANK OF PENNSYLVANIA, individually and as Administrative Agent
By:	/s/ Joseph F. King
	Name:	Joseph F. King
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, individually and as Co-Documentation Agent
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Vice President

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:	/s/ Thomas L. Rose
	Name:	Thomas L. Rose
	Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 3
OF THE THIRD AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Brett R. Schweikle
	Name:	Brett R. Schweikle
	Title:	Vice President

FIRST COMMONWEALTH BANK
By:	/s/ Stephen J. Orban
	Name:	Stephen J. Orban
	Title:	Vice President

S&T BANK
By:	/s/ Gregory R. Boyer
	Name:	Gregory R. Boyer
	Title:	Vice President

FIRST NATIONAL BANK OF PENNSYLVANIA
By:	/s/ John L. Hayes
	Name:	John L. Hayes
	Title:	Senior Vice President

TRISTATE CAPITAL BANK
By:	/s/ James P. Nickel
	Name:	James P. Nickel
	Title:	Senior Vice President

SCHEDULE 1.1(B)
COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
Part 1 — Commitments of Lenders and Addresses for Notices to Lenders and Administrative Agent

		Amount of	Amount of	Amount of
		Commitment for	Commitment for	Commitment after
		Revolving Credit	Revolving Credit	giving effect to	Ratable Share prior
		Loans as of the	Loans during the	all of the	to and after the
		Third Amendment	Temporary Increase	Commitment	Temporary Increase
	Lender	Effective Date	Period	Reduction Events	Period

Name:	Citizens Bank of Pennsylvania	$19,500,000	$23,850,000	$13,000,000	26.000000000%
Address:	525 William Penn Place
Pittsburgh, Pennsylvania 15219-7112
Attention:	Joseph King, Senior Vice President
Telephone:	(412) 867-2413
Telecopy:	(412) 552-6309

Name:	KeyBank National Association	$12,000,000	$16,350,000	$8,000,000	16.000000000%
Address:	127 Public Square
Cleveland, Ohio 44114
Attention:	Todd Coker, Assistant Vice President
Telephone:	(214) 414-2618
Telecopy:	(214) 414-2621

Name:	Royal Bank of Canada	$12,000,000	$12,000,000	$8,000,000	16.000000000%
Address:	3900 Williams Tower
2800 Post Oak Boulevard
Houston, Texas 77056
Attention:	Jay Sartain, Authorized Signatory
Telephone:	(713) 403-5688
Telecopy:	(713) 403-5624

		Amount of	Amount of	Amount of
		Commitment for	Commitment for	Commitment after
		Revolving Credit	Revolving Credit	giving effect to	Ratable Share prior
		Loans as of the	Loans during the	all of the	to and after the
		Third Amendment	Temporary Increase	Commitment	Temporary Increase
	Lender	Effective Date	Period	Reduction Events	Period

Name:	Bank of America, N.A.	$7,500,000	$9,000,000	$5,000,000	10.000000000%
Address:	4 Penn Center - Suite 1100
1600 John F. Kennedy Boulevard
Philadelphia, Pennsylvania 19103
Attention:	Christian Barrow, Vice President
Telephone:	(267) 675-0109
Telecopy:	(212) 548-8911
and Name:	Bank of America, N.A.
Address:	2001 Clayton Road - 2nd Floor
Concord, California 94520
Attention:	Petra Rubio
Telephone:	(925) 675-8062
Telecopy:	(888) 969-9237

Name:	PNC Bank, National Association	$7,500,000	$9,000,000	$5,000,000	10.000000000%
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Brett Schweikle, Vice President
Telephone:	(412) 762-2604
Telecopy:	(412) 762-4718

Name:	First Commonwealth Bank	$6,000,000	$7,200,000	$4,000,000	8.000000000%
Address:	437 Grant Street, Suite 1600
Pittsburgh, Pennsylvania 15219
Attention:	Stephen J. Orban, Vice President
Telephone:	(412) 690-2212
Telecopy:	(412) 690-2206

Name:	S&T Bank	$4,500,000	$4,500,000	$3,000,000	6.000000000%
Address:	800 Philadelphia Street
Indiana, Pennsylvania 15701
Attention:	Greg Boyer, Vice President
Telephone:	(724) 465-1445
Telecopy:	(724) 465-3400

		Amount of	Amount of	Amount of
		Commitment for	Commitment for	Commitment after
		Revolving Credit	Revolving Credit	giving effect to	Ratable Share prior
		Loans as of the	Loans during the	all of the	to and after the
		Third Amendment	Temporary Increase	Commitment	Temporary Increase
	Lender	Effective Date	Period	Reduction Events	Period

Name:	First National Bank of Pennsylvania	$3,000,000	$4,500,000	$2,000,000	4.000000000%
Address:	100 Federal Street - 3rd Floor
Pittsburgh, Pennsylvania 15212
Attention:	John Hayes, Senior Vice President
Telephone:	(412) 359-2617
Telecopy:	(412) 231-3584

Name:	TriState Capital Bank	$3,000,000	$3,600,000	$2,000,000	4.000000000%
Address:	One Oxford Centre, Suite 2700
Pittsburgh, Pennsylvania 15219
Attention:	James Nickel, Senior Vice President
Telephone:	(412) 304-0321
Telecopy:	(412) 304-0391

Total		$75,000,000	$90,000,000	$50,000,000	100%